JOINT VENTURE AGREEMENT

This AGREEMENT, made by and entered into as of February 22, 2001, by and among PGM Corporation, an Oklahoma Corporation ("PGM") and Texxon, Inc. an Oklahoma Corporation ("Texxon") (hereinafter the parties may be collectively referred to as "Joint Venturers").

                                   WITNESSETH:

WHEREAS, the parties hereto desire to form a Joint Venture (hereinafter referred to as "Joint Venture") for the term and the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is agreed by and among the parties hereto as follows:

                                    ARTICLE I
                                BASIC STRUCTURE

1.1 Form
     In General. The Parties hereby form a Joint Venture and not a Partnership. In this regard, it is the intention of the parties:

          (a)  That the Venture not engage in a business enterprise.
          (b) That no party shall have the right to bind the other without doing so pursuant to the power of attorney herein provided for.

     In this regard, each Venturer (the "Indemnifier") hereby agrees to hold harmless, indemnify, and defend (including but not limited to, for the cost of reasonable attorney fees) each other Venturer (the "Indemnified Venturer(s)") for any liabilities that arise out of the activities of such Indemnifier unless such Indemnifier has specific written authority to engage in such activity on behalf of such Indemnified Venturer(s).

1.2 Name
     The business of the Joint Venture shall be conducted under the name "TEXXON/PGM Joint Venture.

1.3 Office
          (a) Joint Venture. The principal office of the Joint Venture shall be located at 8908 S. Yale Ave., Suite 409, Tulsa, OK 74137, or at such other place as the Joint Venturers may from time to time designate.
          (b)  Operating Office. Joint venture operations will be conducted from offices located at 21458 S 154th Street, Chandler AZ 85249
          (c)  Operations.   PGM  will  secure  the  necessary  ore,  equipment,
               processing site, and facilities for the Joint Venture.

1.4 Term

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          (a)  In General.  The Joint  Venture  shall  commence on a date set by mutual agreement of the parties to this Agreement and shall continue for one year unless earlier terminated in the following manner:

                    (1)  By applicable Oklahoma State law, or
                    (2) By death, insanity, bankruptcy, retirement, expulsion, or disability of any of the then Joint Venturers

          (b) Extension of Term. The term of the Joint Venture may be extended by written agreement of the Joint Venturers.

1.5 Purpose
          (a) Background Facts. The Joint Venturers hereby recognize the following;

               (1) That PGM has access to a processing site ("Processing Site") in Phoenix, Arizona.
               (2) That Texxon has been granted a License by the Inventor and Owner, Russell Twiford ("Twiford") to a newly developed experimental precious metal recovery technology ("Licensed
                    Technology") and makes no representations or guarantees about the viability and/or success of the Licensed Technology.
               (3) That Texxon requires that the above-mentioned Licensed Technology be tested and documented.

          (b) General Purpose. The purpose for which the Joint Venture is organized is for the testing and documentation of the Licensed Technology. Furthermore, the Joint Venturers intend to extract and recover precious metals in paying quantities.

1.6 Employees
     Employment Status. It is understood and agreed that for all purposes under the Joint Venture Agreement, that Texxon nor the TEXXON/PGM Joint Venture shall have any employees. Any party working towards the purpose of the Joint Venture shall be considered either an employee of PGM and paid according to existing PGM policy or an independent contractor.

                                   ARTICLE II
                             FINANCIAL ARRANGEMENTS

2.1 Initial Contributions of Joint Venturers
     Capital Contributions. Each Joint Venturer has contributed to the initial capital of the Joint Venture property in the amount and form indicated below.

          (1)  Texxon.  Texxon  shall  contribute  an amount that  covers  Joint
               Venture  capital  costs and  operational  expenses  for the Joint
               Venture. These expenses shall include land lease, fuel, utilities, insurance, permits, equipment, and payroll cost including salary, taxes and benefits. (Schedule A)

          (2) PGM. PGM will make available the facilities, processing site, equipment and supervise the Joint Venture operations.


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2.2 Additional Capital Contribution.
     Increase in capital. If at anytime during the existence of the Joint Venture it becomes necessary to increase the capital with which the Joint Venture is doing business then:

     No Joint Venturer shall be required to make additional contributions to the capital of the Joint Venture. Any Joint Venturer who shall make a contribution shall be deemed to have made a loan to such Joint Venture, which loan shall bear interest at an annual rate of 12%, which principal and interest shall have priority over any and all other sums owed to or payable to the Joint Venturers.

2.3 Percentage Share of Profits and Capital
     (a) Definition of Profits. Profits shall be the monies received from the sale of precious metals after deducting all of PGM's costs attributable to the Joint Venture including but not limited to reimbursement of expenses and direct and indirect costs.
     (b) Initial Percentage. The percentage share of profits and capital of each Joint Venturer shall be (unless modified by the terms of this agreement or by Joint Venturers in writing) as follows.

                        PGM  50%
                        TEXXON  50%

2.4 Interest
     Contribution of Capital. No interest shall be paid on the initial contribution to the capital of the Joint Venture. No interest shall be paid on capital contributions except as herein provided including but not limited to paragraph 2.2 of this Agreement.

2.5 Return  of Capital Contributions
     (a) Rights of Venturer. PGM shall have first priority of the distributions until all costs attributable to the Joint Venture Including but not limited to reimbursement of expenses and direct and indirect costs. No Joint Venturer shall have the right to demand the return of such entities' capital contributions except the above costs and as herein provided.
     (b) Capital Equipment. Any Equipment purchased by the Joint Venture for use during the term of the Joint Venturer shall be accounted for as an expense and shall become the property of TEXXON.
     (c) Supplies. All consumable supplies including but not limited to chemicals and fuel purchased for the Joint Venture at the expiration of the term of the Joint Venture shall become the property of TEXXON.

2.6 Rights of Priority
     Rights of Venturer. Except as herein provided, the individual Joint Venturers shall have no right to any priority over each other as to the return of capital contributions except as herein provided.

2.7 Distributions
     Distributions to the Joint Venturers. Distributions to the Joint Venturers shall be as soon a reasonably possible after the commercial sale of precious metals in the amount and manner as set forth in paragraphs 2.3-2.6 and 6.2 herein. The distribution will continue as provided

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     in paragraph 2.3 herein until payment for all of the precious metal shipped by the Joint Venture has been accounted for.

2.8 Compensation
     Unless  they  otherwise   agree,   no  Joint  Venturer  shall  receive  any
     compensation from the Joint Venture, nor shall any Joint Venturer receive a drawing account from the Joint Venture.

2.9 Acquisition of PGM
     At any time during the term of this Joint Venture or at any time thereafter, Texxon will have the right to acquire PGM by issuing Texxon common stock in exchange for PGM common stock. Texxon must exercise the right to acquire PGM within 30 days after the end of the first fiscal year of profitable operations.


                                   ARTICLE III
                          MANAGEMENT AND HOLD HARMLESS

3.1 Managing Joint Venturer
     (a)  In  General.   The  Managing  Joint  Venturer  shall  be  Texxon.
     (b) Additional Liabilities. It is not the parties intention for the Managing Joint Venturer to incur any additional liabilities for the performance of the duties of Managing Joint Venturer.
     (c) Restriction of Rights. No Venturer has any right to bind the other Venturer except as expressly provided herein.
     (d) Management. The Managing Joint Venturer shall have the sole authority for all decisions and expenditures for the duration of the term of the Joint Venture.
     (e) Operations. The Managing Joint Venturer shall appoint an Operations Manager who will have authority for all operating decisions and expenditures and who will consult with the Managing Joint Venturer for approval on any major expenditures. The Operations Manager shall make an accounting of all expenses at the close of each week.
     (f) Books and Records. It shall be the Managing Joint Venturers obligation to maintain the books and records of the Joint Venture.
     (g) Accounting. The Managing Joint Venturer shall make an accounting to the other Joint Venturer at the close of each business week.

3.2 Hold Harmless
     (a) Indemnification of the parties. Nothing to the contrary in this agreement between the parties withstanding, each party (the "Indemnifying Party") agrees to indemnify the other (the "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind whatsoever that may at any time arise out of their relationship as Joint Venturers to the extent which:

          (1) The Indemnifying Party has, by its actions, generated a claim that the Indemnified party is liable for the acts of the Indemnifying Party, whether or not

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               such actions were, in and of themselves justified;
          (2) The Indemnifying Party has, by its actions, generated a claim for a contractual obligation other than may arise directly as a result of the Joint Venture Agreement dated February 22, 2001 between the Indemnifying Party and the Indemnified Party;
          (3) The Indemnifying Party has, by tortuous or other improper actions generated a claim against the Indemnified Party or any property of the Indemnified Party or any property owned by, leased by or from, or otherwise in the possession or control of the Joint Venture; or
          (4) A claim that may otherwise be imposed on, incurred by, or asserted against the Indemnified Party in any way relating to or arising out of this Agreement, the Joint Venture Agreement, or any documents contemplated by or referred to herein (the "Collateral Documents"), or the transactions contemplated hereby, or any action taken or omitted by the Indemnifying Party under or in connection with any of the foregoing;



          Provided that the Indemnifying Party shall not be liable for:

          (1) The payment of any portion of the authorized liabilities of the Joint Venturer; or
          (2) Any obligations, losses, damages, penalties, actions judgments, suits costs, expenses, or disbursements resulting primarily from the Indemnified Party's negligence or willful misconduct.

     (b) Indemnification for Specific Acts. TEXXON specifically indemnifies PGM for any and all claims arising out of the day-to-day operation of the Processing Site including but not limited to employment related claims(contractual and tortuous) and injury (to person or property) claims.


                                   ARTICLE IV
                                   DISSOLUTION

4.1 Dissolution
     (a) Account of Assets, Liabilities and Transactions. If the Joint Venture shall hereafter be dissolved for any reason whatsoever, a full and general account of its assets, liabilities and transactions shall at once be taken. Such assets may be sold and turned into cash as soon as possible and all debts and other amounts due the Joint Venture collected. The proceeds thereof shall thereupon be applied as follows:

          (1) To discharge the debts and liabilities of the Joint Venture and the expenses of the liquidation.
          (2) To pay each Joint Venturer or legal representative any interest or profits to which each Joint Venturer shall then be entitled and in addition, to repay to any Joint Venturer capital contributions in excess of such Joint Venturer's original capital contribution.
          (3) To divide the surplus, if any, among the Joint Venturers or legal representatives as follows:

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               (a)  First (to the extent of each Joint  Venturer's  then capital account) in proportion to their then capital accounts.
               (b) Then, according to each Joint Venturer's then percentage share of capital.

4.2 Right  To Demand Property
     Either Joint Venturer may accept proceeds either in precious metals or cash, with this excepted no Joint Venturer shall have the right to demand and receive property in kind for his or her distribution.

                                    ARTICLE V
                                  MISCELLANEOUS

5.1 Accounting Year, Books, Statements
     (a) In General. The Joint Venture's fiscal year shall commence on January 1st of each year and shall end on December 31st of each year. Full and accurate books of account shall be kept at such place as the Managing Joint Venturer may from time to time designate, showing the condition of the business and finances of the Joint Venture; each Joint Venturer shall have access at their sole expense to such books of account and shall be entitled to examine them during ordinary business hours, at a location determined by the Managing Joint Venturer. At the end of each working week, the Managing Joint Venturer shall cause the Joint Venture's accountant to prepare a balance sheet setting forth the financial position of the Joint Venture as of the end of that working week and a statement of operations (income and expenses) for that working week. A Copy of the balance sheet and statement of operations shall be delivered to each Joint Venturer as soon as it is available.
     (b) Waiver of Objections. Each Joint Venturer shall be deemed to have waived all objections to any transaction or other facts about the operation of the Joint Venture disclosed in such balance sheet and/or statement of operations unless he or she shall have notified the managing Joint Venturer in writing of any such objections within fifteen (15) days of the date on which such statement is mailed.

5.2 Banking
     (a) All monies received from the sale of precious metals will deposited in a newly opened bank account in the name of TEXXON/PGM Joint Venture at bank of Oklahoma, Tulsa, Oklahoma. The Managing Joint Venturer shall solely maintain the account and make any and all distributions. Checks and drafts shall be drawn on the Joint Venture's bank account for Joint Venture purposes only and shall be signed by the Managing Joint Venturer or their designated agent.
     (b) A Joint Venture Operating Account will be opened in the name of TEXXON/PGM Joint Venture at the Wells Fargo Bank, Gilbert, Arizona. Checks and drafts shall be drawn on the Joint Venture's Operating Account for Joint Venture purposes only and shall be signed by the Managing Joint Venturer or their designated agent.


5.3 Titles and Subtitles
     Usage. Titles of the paragraphs and subparagraphs are placed herein for convenient reference only and shall not to any extent have the effect of modifying, amending or

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     changing the express terms and provisions of this Joint Venture Agreement.


5.4 Words and Gender or Number
     Usage. As used herein, unless the context clearly indicates the contrary, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

5.5 Execution in Counterpart
     This Joint Venture Agreement may be executed in any number of counterparts, each of which shall be taken as an original.

5.6 Severability
     If any parts of this agreement are found to be void, the remaining provisions of this agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

5.7 Effective Date
     This agreement shall be effective only upon execution by all of the proposed Joint Venturers.

5.8 Waiver
     No waiver of any provisions of this agreement shall be valid unless in writing and signed by the person or party against whom charged.

5.9 Applicable Law
     This Agreement shall be subject to and governed by the laws of Oklahoma.

5.10 Venue
     The exclusive venue for any dispute related to this agreement shall be the District Court in and for Tulsa County.

5.11 Jurisdiction
     The exclusive jurisdiction for any dispute related to this agreement shall rest with the District Court in and for Tulsa County. The Joint Venturers hereby waive any removal rights to Federal Court. If this waiver is found to be invalid, the exclusive jurisdiction shall rest with the United States District Court for the Northern District of Oklahoma.

5.12 Assignment
     This  agreement  shall be  binding  upon and  inure to the  benefit  of the
     parties  hereto  and  their  respective   heirs,   legal   representatives,
     executors, administrators, successors and assigns.


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In WITNESSETH hereof this 22nd day of February, 2001.



PGM Corporation                                Texxon, Inc.

By: /s/ Russell Twiford                        By: /s/ Gifford Mabie
-----------------------                        ---------------------
Russell Twiford                                Gifford Mabie III
President                                      President